SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DoubleLine Opportunistic Credit Fund

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 28, 2013

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

To the Shareholders of DoubleLine Opportunistic Credit Fund (the “Fund”):

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held in the Hersey Crocker Conference Room at Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, California 90012, on Thursday, February 28, 2013 at 10:00 a.m., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect a Trustee of the Fund to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Fund has fixed the close of business on December 21, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

By order of the Board of Trustees of the Fund

/s/ Louis C. Lucido

Louis C. Lucido

Secretary

Los Angeles, California

January 14, 2013

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

DOUBLELINE OPPORTUNISTIC CREDIT FUND (DBL)

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, California 90071

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2013

This 2012 Proxy Statement is available at www.proxyvote.com. The Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2012 is available at www.doublelinefunds.com.

PROXY STATEMENT

January 14, 2013

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 28, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by DoubleLine Opportunistic Credit Fund (the “Fund”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund, including any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting will be held in the Hersey Crocker Conference Room at Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, California 90012, on Thursday, February 28, 2013 at 10:00 a.m., Pacific Time.

The Notice of Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Shareholders on or about January 14, 2013.

Holders of common shares (“Common Shares”) of the Fund (the “Shareholders”) will vote on the proposal set forth herein (the “Proposal”) and on any other matters that may properly come before the Meeting. The Common Shares is the only class of shares of the Fund currently outstanding.

The Board of Trustees (the “Board”) of the Fund has fixed the close of business on December 21, 2012 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Shareholders of the Fund on the Record Date will be entitled to one vote per Common Share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. As of the close of business on the Record Date, there were 14,721,646.444 Common Shares issued and outstanding.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the nominee listed in this Proxy Statement, your proxy will be voted in favor of the election of the nominee. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, (ii) by properly executing and submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call (877) DLine11 (877-354-6311) for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

The principal executive office of the Fund is located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. DoubleLine Capital LP (“DoubleLine” or the “Manager”) serves as the investment manager of the Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail, and the cost of soliciting proxies for the Fund will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, Broadridge Financial Solutions has been engaged to assist in the solicitation of proxies for a fee of approximately $15,500, although the actual costs of the solicitation may be higher. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund. Costs borne directly by the Fund are borne indirectly by the Shareholders.

Unless the Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071, or may be made by calling (877) DLine11 (877-354-6311) on any business day.

PROPOSAL: RE-ELECTION OF TRUSTEE

In accordance with the Fund’s Amended and Restated Declaration of Trust (the “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. The term of office of the Class I Trustee is expected to expire at the Meeting. Mr. Ciprari is currently the only Class I Trustee. The Fund’s Nominating Committee has recommended to the Board that Mr. Ciprari be nominated for re-election by the Shareholders as a Class I Trustee. If re-elected at the Meeting, Mr. Ciprari will serve a term expected to expire at the Fund’s annual meeting held in 2016. If Mr. Ciprari is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office. Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for the Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

All members of the Board are and will remain (in the case of Mr. Ciprari, if re-elected) “Continuing Trustees,” as such term is defined in the Declaration, having served as Trustees since the commencement of the Fund’s operations.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the re-election of Mr. Ciprari. The nominee has indicated he will serve if elected, but if he should be unable to serve, the proxy holders may vote each proxy in favor of electing such substitute nominee as the Board may designate.

Board Leadership Structure

The Board consists of four Trustees, three of whom are not considered to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Fund, including general supervision of the duties performed by the Manager and other service providers to the Fund. The Manager and the Fund’s administrator are responsible for the day-to-day management and administration of the Fund.

The Chairman of the Board, Mr. Ronald R. Redell, also serves as President of DoubleLine Funds Trust and as an Executive Vice President of the Manager and, as such, he participates in the oversight of the Fund’s day-to-day business affairs. Mr. Redell is an “interested person” of the Fund.

Mr. Raymond B. Woolson serves as the lead Independent Trustee. A portion of each regular meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Fund’s administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Woolson serves as Chair for those meetings.

The Board believes that each Trustee’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Fund. The Board believes that the Trustees’ and nominee’s ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Manager, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee or nominee other than Mr. Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee or nominee: Mr. Ciprari, significant experience serving in the investment banking industry and as a senior executive at an investment bank, and, in respect of his nomination for re-election, Mr. Ciprari’s prior service as a Trustee of the Fund; Mr. Salter, significant experience and familiarity with securities markets and financial matters generally; Mr. Woolson, significant financial consulting, fund accounting, and fund administration experience; and Mr. Redell, significant experience and service in the investment management industry and as a senior executive at an investment advisory firm. References to the experience, qualifications, attributes, and skills of Trustees or the nominee are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee or nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund, including: (i) the extensive oversight provided by the Manager, of which Mr. Redell is an Executive Vice President; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Fund; and (iii) the leadership role of the lead Independent Trustee. The Board reviews its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from the Fund’s officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of DoubleLine, the Fund’s independent registered public accounting firm, and the Fund’s third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Fund, including related risks.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Manager’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Under the general oversight of the Board or the applicable Committee of the Board, the Fund, the Manager, and other service providers to the Fund employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex(1) overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Independent Trustees

Name and Year of Birth	Position with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	Class I (2013)/Since Inception	President of Remo Consultants. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	6	None

John C. Salter 1957	Trustee	Class II (2014)/ Since Inception	California Desk Manager/Broker, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	6	None

Name and Year of Birth	Position with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Raymond B. Woolson 1958	Trustee	Class III (2015)/ Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	6	None

Interested Trustee

The following Trustee is an interested person of the Fund as defined in the 1940 Act because he is an officer of the Manager.

Name and Year of Birth	Position with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Ronald R. Redell 1970	Trustee, President, and Chief Executive Officer	Class III (2015)/ Since Inception	Trustee, President and Chief Executive Officer of the Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); Executive Vice President, DoubleLine (since July 2010). Formerly, President and CEO, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	1	None

(1)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Low Duration Bond Fund.

(2)	The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated for each Trustee.

Equity Ownership in the Fund

The table below shows the ownership, as of December 31, 2012, of Common Shares of the Fund by each Trustee and nominee and the Fund’s principal executive officer and principal financial officer. As of December 31, 2012, the Trustees, the nominee and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund’s outstanding Common Shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
Joseph J. Ciprari	None
John C. Salter	None
Raymond B. Woolson	None
Ronald R. Redell*	None
Susan Nichols*	None
All Trustees and Executive Officers as a Group	None

*	Mr. Redell is the principal executive officer and an Interested Trustee of the Fund. Ms. Nichols is the principal financial officer of the Fund.

The following table provides information regarding the aggregate amount of equity securities held by each Trustee in all registered investment companies in the Fund Complex as of December 31, 2012:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph J. Ciprari	$0
John C. Salter	$10,001-$50,000
Raymond B. Woolson	$0
Ronald R. Redell	Over $100,000

As of December 31, 2012, there were no persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

To the knowledge of the Fund, as of December 31, 2012, Independent Trustees and nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Compensation of Independent Trustees

The following table illustrates the compensation paid to each current Trustee by the Fund and the Fund Complex for the fiscal year ended September 30, 2012.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex Paid to the Trustees
Joseph J. Ciprari	$25,000	N/A	N/A	$162,500
John C. Salter	$25,000	N/A	N/A	$162,500
Raymond B. Woolson	$25,000	N/A	N/A	$175,250

The Trust has not adopted a retirement policy for trustees.

The following table illustrates the annual compensation paid to each Trustee who is not an employee of the Manager or its affiliates for his services as Trustee of the Fund and of DoubleLine Funds Trust and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Fund and DoubleLine Funds Trust. Mr. Redell does not receive any compensation from the Fund for serving as an Interested Trustee or officer of the Fund. Compensation is paid on a quarterly basis.

Position	Annual Compensation from the Fund and the series of DoubleLine Funds Trust
Trustee	$210,000
Audit Committee Chair	$15,000
Lead Independent Trustee	$18,000

The fees shown above are prorated among the Fund and each series of DoubleLine Funds Trust. The Fund will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending meetings of the Trustees. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Fund; however, the Fund will pay a benefit to a former Trustee for a period of two years beginning September 4, 2012, at a rate equal to one-half of the rate at which the Independent Trustees were paid at the time of his resignation. Trustees and officers who are employed by the Manager or an affiliated company thereof do not receive any compensation or expense reimbursement from the Fund.

Board Committees and Meetings

Audit Committee

The Board of the Fund has established an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Woolson serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Salter. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting and financial reporting requirements of the 1940 Act.

Each member of the Fund’s Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange (the “NYSE”), on which the Common Shares of the Fund are listed (the “NYSE Listing Standards”).

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Woolson is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

The Board of the Fund has adopted a written charter for its Audit Committee. A copy of the written charter for the Fund, as amended through May 24, 2012, is attached to this Proxy Statement as Exhibit A. A report of the Audit Committee, dated November 16, 2012, is attached to this Proxy Statement as Exhibit B.

Nominating Committee

The Board has a Nominating Committee consisting of the Trustees who are Independent Trustees. The members of the Fund’s Nominating Committee are Messrs. Ciprari, Salter, and Woolson. The Nominating Committee makes recommendations to the Board regarding nominations for membership on the Board as an independent trustee. Based on, among other things, information provided by management of the Fund, the Nominating Committee periodically reviews trustee compensation and recommends any changes it deems appropriate to the Independent Trustees. The Nominating Committee will also consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the trustee qualification requirements provided in the Fund’s Declaration, and the Fund’s other governing documents. The Nominating Committee of the Fund has adopted a charter. A copy of the written charter for the Fund, as amended through August 24, 2011, is attached to this Proxy Statement as Exhibit C.

Qualifications, Evaluation and Identification of Trustee/Nominees

Potential nominees may be considered in light of any factor the Nominating Committee members deem relevant, including their professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity.

Consideration of Candidates Recommended by Shareholders

The Nominating Committee of the Fund will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates,” which are set forth as Appendix A to the Fund’s Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Fund not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Any recommendation must include, among other things, certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter for the Fund, of copy of which is attached to this Proxy Statement as Exhibit C.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Qualified Legal Compliance Committee

The Board has a Qualified Legal Compliance Committee (“QLCC”), consisting of Messrs. Ciprari, Salter, and Woolson. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Fund or by any officer, director, employee, or agent of the Fund.

Meetings

During the fiscal year ended September 30, 2012, the Board of Trustees held four regular meetings and three special meetings. The Audit Committee met in separate session three times. The Nominating Committee and Qualified Legal Compliance Committee did not meet. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for the Fund that were held during the fiscal year ended September 30, 2012.

The Fund does not require Trustees to attend the Annual Meeting of Shareholders, but the Trustees may attend the Meeting if they choose to do so. This is the Fund’s first annual shareholder meeting.

Shareholder Communications with the Board of Trustees

Shareholders of the Fund may send communications to the Board by mailing written communications to the attention of the Board of Trustees, DoubleLine Opportunistic Credit Fund, c/o Louis C. Lucido, Secretary, DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the number of Common Shares held by the Shareholder. The Manager is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as discussed below, the Manager shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Manager determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Manager may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or a Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal. The Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Fund believes that during fiscal year ended September 30, 2012, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

Required Vote

The re-election of Mr. Ciprari to the Board of Trustees will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of the Fund cast on the Proposal at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF THE NOMINEE.

ADDITIONAL INFORMATION

Officers of the Fund

The officers of the Fund are included in the table below. The business address for each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald R. Redell 1970	Trustee, President and Chief Executive Officer	Indefinite/Since Inception	Trustee, President and Chief Executive Officer of the Fund (since July 2011); President, DoubleLine Funds Trust (since January 2010); Executive Vice President, DoubleLine (since July 2010). Formerly, President and CEO, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer of the Fund (since July 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Director of Mutual Funds Operations, DoubleLine. Formerly, Assistant Treasurer, DoubleLine Funds Trust. Formerly, Southern Wholesaler, DoubleLine. Formerly, Senior Vice President, TCW.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keith T. Kirk 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer of the Fund (since May 2012); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC (September 2004 through August 2009).

Louis C. Lucido 1948	Secretary	Indefinite/Since Inception	Secretary of the Fund (since July 2011); Chief Operating Officer, DoubleLine (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010). Formerly, Executive Vice President, DoubleLine (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer of the Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds, Western Asset Management Company (from December 2004 through March 2012).

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Earl A. Lariscy 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012; Assistant Secretary Since Inception	General Counsel, DoubleLine (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Cris Santa Ana 1965	Vice President	Indefinite/ Since Inception	Vice President of the Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine (from December 2009 through May 2010). Formerly, Managing Director, TCW.

David Kennedy 1964	Vice President	Indefinite/ Since May 2012	Vice President of the Fund (since May 2012); Vice President, DoubleLine Funds Trust (since May 2012); Director, Trading and Settlements, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Jeffrey J. Sherman 1977	Vice President	Indefinite/Since Inception	Vice President of the Fund (since July 2011); Portfolio Manager, DoubleLine (since September 2010); Fixed Income Asset Allocation, DoubleLine (since December 2009). Formerly, Senior Vice President, TCW.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Patrick A. Townzen 1978	Vice President	Indefinite/Since September 2012	Vice President of the Fund (since September 2012); Vice President, DoubleLine Funds Trust (since September 2012); Director of Operations, DoubleLine (since September 2012). Formerly, Manager, Western Asset Management Company.

Each of the Fund’s officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager

The Manager was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. Jeffrey E. Gundlach, the Chief Executive Officer and Chief Investment Officer of the Manager, holds the largest number of limited partnership interests of the Manager, and, combined with Philip A. Barach, the President of the Manager, are the majority limited partners of the Manager. The Manager issued limited partnership interests to affiliates of Oaktree Capital Management, L.P. pursuant to a binding agreement. The general partner of the Manager is DoubleLine Capital GP LLC, an entity that is wholly owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control the Manager. Under the Investment Management Agreement, the Fund retains the Manager to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Fund’s business affairs subject to the oversight of the Board of the Fund. The Manager is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund’s investment objective.

Administrator

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

The Audit Committee of the Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending September 30, 2013. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 350 South Grand Avenue, Los Angeles, California 90071. The Fund is not aware of any direct financial or material indirect financial interest of PwC in the Fund.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval Policies and Procedures

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and permitted non-audit services to be provided by PwC to the Fund. The Fund’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm (for purposes of this section, the “Independent Accountant”). Under the policies, the Fund’s Treasurer reviews all potential audit and non-audit services on a monthly basis and evaluates into which categories the services can be classified before such services are presented to the Audit Committee for pre-approval. For each proposed service, the Treasurer and the Independent Accountant make an assessment to determine that the service will not impair the Independent Accountant’s independence.

In addition, the Fund’s Audit Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the Independent Accountant to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Committee does not pre-approve all services provided by the Independent Accountant to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report showing the aggregate fees paid by Accounting Affiliates for such services.

The Fund’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the process described above. The Audit Committee may delegate pre-approval authority to its Chairperson. If pre-approval of services to be provided by the Auditor is required before the next regularly scheduled Audit Committee meeting, at the next regularly scheduled meeting the Chairperson must report, for informational purposes only, what services he or she pre-approved prior to that meeting. At each regular scheduled Audit Committee meeting, the Fund’s Treasurer (or designee) will present to the Audit Committee for pre-approval all proposed audit and non-audit services to be performed by the Auditor and any audit or non-audit services that have been previously pre-approved by the Chairperson.

Audit Fees

Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s fiscal year ended September 30, 2012, the Audit Fees billed by PwC were $53,400.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above. For the Fund’s fiscal year ended September 30, 2012, there were no Audit-Related Fees billed by PwC. During that fiscal year, there were no Audit-Related Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning. For the Fund’s fiscal year ended September 30, 2012, the aggregate Tax Fees billed by PwC to the Fund were $9,311. During that fiscal year, there were no Tax Fees billed by PwC to the Fund’s Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Fund.

All Other Fees

All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s fiscal year ended September 30, 2012, such fees billed by PwC were $53,900, all of which were paid by the Manager. Those fees were billed in connection with the Fund’s organization and initial public offering.

For the Fund’s fiscal year ended September 30, 2012, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Aggregate Non-Audit Fees

For the Fund’s fiscal year ended September 30, 2012, the aggregate non-audit fees billed by PwC for services rendered to the Fund and the Fund’s Accounting Affiliates were $63,211, which include the fees described above under “Tax Fees” and “All Other Fees.”

For the Fund’s fiscal year ended September 30, 2012, there were no non-audit services provided by PwC to the Fund’s Accounting Affiliates.

Other Business

As of the date of this Proxy Statement, the Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation

A quorum for the Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting may be counted by persons appointed by the Fund as tellers or inspectors of election (the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for the Fund, the total number of Common Shares present at the Meeting in person or by proxy will be counted, including Common Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of any Proposal for the election of Trustees for the Fund.

Reports to Shareholders

The Fund’s 2012 Annual Report to Shareholders of the Fund was mailed to shareholders of the Fund on or about November 29, 2012.

Additional copies of the Annual Report and the Fund’s Semi-Annual Report may be obtained without charge from the Fund by calling (877) DLine11 (877-354-6311) or by writing to the Fund at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071.

Shareholder Proposals for 2014 Annual Meeting

It is currently anticipated that the Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held on February 28, 2014. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than September 16, 2013 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the annual meeting held in 2014 (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than November 15, 2013 and no later than November 30, 2013.1 If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Timothy W. Diggins, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[1]

To be timely, the Shareholder Notice must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) nor more than sixty (60) days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

January 14, 2013

Exhibit A to Proxy Statement

DOUBLELINE FUNDS TRUST

DOUBLELINE OPPORTUNISTIC CREDIT FUND

AUDIT COMMITTEE CHARTER

I. Background

The Boards of Trustees of each of DoubleLine Funds Trust and DoubleLine Opportunistic Credit Fund (collectively, the “Board”) have adopted this Charter to govern the activities of the Audit Committees of the Board (collectively, the “Audit Committee”). This Charter applies separately to each of DoubleLine Funds Trust and DoubleLine Opportunistic Credit Fund (together, the “Trusts” and, collectively with the series of DoubleLine Funds Trust, the “Funds”) and the Board and Audit Committee of each, and shall be interpreted accordingly.

Attached as Appendix A is a list of required duties and tasks the Audit Committee generally expects to address at its regular meetings, as indicated.

II. Scope of the Audit Committee

The Audit Committee shall be responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or related work. Each such independent auditor shall report directly to the Committee. The Audit Committee shall also perform those duties included in Appendix A to this Charter and shall also perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

III. Authority and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Trust’s service providers, including the auditors.

The review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of a Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not employees of a Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Committee deems necessary and the authority to obtain specialized training for Audit Committee members (at the expense of the relevant Trust or Fund), as appropriate. Each Fund shall provide for appropriate funding, as determined by the Audit Committee, for the payment of expenses of the Committee that the Audit Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Audit Committee. Expenditures made by the Audit Committee must be presented for review by the full Board, including by a majority of its Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Should any costs need to be allocated among the Funds, the Audit Committee shall recommend to their respective Boards the appropriate allocation of such costs.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members.

IV. Operations of the Audit Committee

(a)	The Audit Committee shall have at least three members and shall consist only of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds.

(b)	The Committee members shall collectively satisfy the independence, financial expertise, and financial literacy standards of the New York Stock Exchange.

(c)	The Audit Committee shall meet on a regular basis. The Audit Committee is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

(d)	The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by a Trust’s Agreement and Declaration of Trust or Bylaws.

(e)	The Audit Committee shall have the authority to meet privately and to admit non-members, including, but not limited to, internal legal counsel and compliance personnel of a Trust’s investment adviser and with entities that provide significant accounting and administrative services to a Trust, individually by invitation.

(f)	The Audit Committee may, but is not required to, select one of its members to be the chair and may select a vice chair.

(g)	The presence of three members of the Audit Committee shall constitute a quorum of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(h)	The Board shall adopt and approve this Charter, including Appendix A, and may amend it on the Board’s own motion.

(i)	The Audit Committee also shall serve as the Qualified Legal Compliance Committee, for which a separate charter has been adopted and is attached as Appendix B.

Adopted by DoubleLine Funds Trust

Board of Trustees on March 25, 2010

Revised and approved: August 25, 2011

Revised and approved: November 17, 2011

Revised and approved: May 24, 2012

Adopted by DoubleLine Opportunistic Credit Fund

Board of Trustees on August 24, 2011

Revised and approved: August 25, 2011

Revised and approved: November 17, 2011

Revised and approved: May 24, 2012

Appendix A

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Consideration of minutes.	*	*	*	*	*

Report to the Board of Trustees regarding the Committee’s activities.	*	*	*	*	*
Appointment of the Funds’ Independent Auditors
Review a report from the independent auditors describing (i) the firm’s internal quality-control procedures, (ii) any material issues raised (a) by the firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (iii) all relationships between the independent auditors and the Funds.	*^				*

Review the independent auditors’ qualifications, performance, and independence, including whether any non-audit services provided by a Trust’s auditor to the Trust’s investment adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence.		^	*

Consider the fees proposed to be charged to a Trust by the auditors for each audit and non-audit service.	^		*		*

1	* indicates an item that relates to only the open-end funds, which have a 3/31 FYE

^ indicates an item that relates only to the closed-end fund, which has a 9/30 FYE.

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Consider the audit plan, including the arrangements for and scope of the annual audits and any special audits.	^		*

Consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval of the Audit Committee are identified and referred to the Committee in a timely fashion.		^		*

Consider rotation of lead and concurring partners and independent auditors.		^		*	*

Pre-approve the engagement of auditors to audit and provide their opinion annually on the Funds’ financial statements and to provide other audit services and non-audit services to the Funds.		^		*	*

Recommend to the full Board and the Independent Trustees the selection, terms of engagement, retention, or termination of the independent auditors.		^		*	*
Review of Audit Results
Review with management and the independent auditors the shareholder reports of the Funds (including the disclosures under “Management’s Discussion of Fund Performance,” if any).	*		^		*

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, a Fund’s accounting and financial reporting policies and procedures, internal control over financial reporting, financial statements, including any adjustments to such statements recommended by the auditors, and management’s responses to any such comments; review the auditors’ opinion on a Fund’s financial statements.	*		^		*

Review with management and the independent auditors any significant changes to GAAP and/or auditing policies or standards.	*		^		*

Review major issues regarding accounting principles and financial statement presentations.	*		^		*

Review major issues relating to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies.	*		^		*

Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.	*		^		*

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed

Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds.	*		^		*
Review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any earnings releases, financial information, and earnings guidance provided to analysts and rating agencies.			^		*

Resolve disagreements between management and the independent auditors regarding financial reporting and review with the independent auditors any audit problems or difficulties and management’s response to such issues.	*		^		*

Review with the Funds’ principal executive officer and/or principal financial officer in connection with required certifications on Forms N-CSR, N-CSRS and N-Q any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein, any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting and any significant change in internal controls or other factors that could significantly affect internal controls.	*		*

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Receive a report from the independent auditors that includes (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds, and (iv) a description of all non-audit services provided, including fees associated with the services, to the investment company complex since the last annual report or update that were not subject to the pre-approval requirements.	*		^

Review with management and, as applicable, with the independent auditors, policies and guidelines with respect to risk assessment and risk management.	*		^		*
Executive sessions
With independent auditors, including regarding audit plan, draft audited financial statements, and completed audits.	*		^		*

With management, including regarding audit plan, draft financial statements, and completed audits.	*		^		*

With any personnel responsible for the internal audit functions.	*		^		*

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Other

Prepare the report required by Item 407(d)(3)(i) of Regulation S-K to be included in a closed-end fund’s annual proxy statement if the proxy statement relates to the election of Trustees.			^		^

Conduct Committee self-evaluation.				*	*

Review Audit Charter.		*			*

Pre-approve the engagement of a Trust’s auditors to provide non-audit services to a Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of the Trust.					*

Assist Board oversight of (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Funds’ internal audit function, if any, and independent auditors.					*

Develop, maintain and review policies and procedures for pre-approval of the engagement of a Trust’s auditors to provide audit and non-audit services.					*

Task[1]	Q1 May	Q2 Aug	Q3 Nov	Q4 March	As Needed
Develop and maintain procedures for (i) receiving, retaining and treating complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (ii) confidential, anonymous submissions by employees of the Adviser, administrator, principal underwriter, or any other provider of accounting related services for the Adviser regarding questionable accounting or auditing matters.					*

Recommend to the Board a Committee member who has accounting or related financial management expertise.					^

Recommend to the Board an “audit committee financial expert” as defined in Item 3 of Form N-CSR.					*

Address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty related to a Trust’s accounting or financial reporting, and investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting.					*

To the extent the Trusts intend to have employees, set clear hiring policies for employees or former employees of the independent auditors.					*

To the extent applicable, receive reports from any delegate under Section 10A(i)(3) on his, her, or their pre-approval decisions to the Committee.					*

Exhibit B to Proxy Statement

Report of Audit Committee

of the Board of Trustees of

DoubleLine Opportunistic Credit Fund (the “Fund”)

Dated November 16, 2012

The Audit Committee (the “Committee”) has reviewed and discussed with the Fund’s management (“Management”) the audited financial statements for the fiscal year ended September 30, 2012. The Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee has received the written disclosures and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that the audited financial statements for the fiscal year ended September 30, 2012 be included in the Fund’s Annual Report to shareholders for such fiscal year.

Submitted by the Audit Committee of the Board of Trustees:

Joseph J. Ciprari

John C. Salter

Raymond B. Woolson

Exhibit C to Proxy Statement

DOUBLELINE FUNDS TRUST

DOUBLELINE OPPORTUNISTIC CREDIT FUND

NOMINATING COMMITTEE CHARTER

AUGUST 2011

Mission Statement

The Nominating Committee of the DoubleLine Funds Trust (the “Trust”) and the DoubleLine Opportunistic Credit Fund (“DOC”) (as applicable) is a committee of the applicable Board of Trustees (“Board”) created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of the Trust or DOC will supervise the nominations and elections of the independent trustees of the Trust and DOC, respectively.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist of at least two trustees who are not “interested persons” of the Trust or DOC within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), who shall be designated by the full Board of Trustees. The presence of any two members of a Nominating Committee shall represent a quorum and a majority vote of those present shall be sufficient to take any action. Only Independent Trustees may serve on a Nominating Committee.

A majority of the Independent Trustees may appoint and/or replace Nominating Committee members from time to time. The Nominating Committee may designate one member to serve as Chair of the Nominating Committee, but need not make such a designation. The Nominating Committee members shall serve until their resignation or removal by a majority of the Independent Trustees.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.	To make nominations for Independent Trustee membership on the Board. Potential nominees may be considered in light of any factor the

Committee members deem relevant, including their professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity.

2.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust or DOC on the same basis as it considers and evaluates candidates recommended by other sources.

3.	To review Nominating Committee Chair assignments and Nominating Committee assignments periodically.

4.	To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

5.	To meet as frequently and at such times as circumstances dictate.

6.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust or DOC. Expenditures made by the Nominating Committee must be presented for review by the full Board, including by a majority of its Independent Trustees, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust or DOC as applicable. Should any costs need to be allocated between the Trust and DOC for any reason, the Nominating Committee shall recommend to their respective Boards the appropriate allocation of such costs.

Records

The Nominating Committee shall retain copies of any report submitted to it and a written record of its consideration of and response to such reports.

Adopted by the DoubleLine Funds Trust

Board of Trustees on March 25, 2010, as amended August 25, 2011

Adopted by the DoubleLine Opportunistic Credit Fund

Board of Trustees on August 24, 2011

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of August 24, 2011)

A shareholder of DOC or of any series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust or DOC, to the attention of the Trust’s or DOC’s Secretary, at the address of the principal executive offices of the Trust or DOC.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of all shares of the Trust or DOC (including the series and class, if applicable) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust or DOC); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust or DOC (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust or DOC to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s or DOC’s books; (iv) the number of all shares of the Trust or DOC (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder, and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust or DOC.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51871-P32040

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

DOUBLELINE OPPORTUNISTIC CREDIT FUND

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominee.

PROPOSAL 1. Nominee: 1a) Joseph J. Ciprari (Class I) For Withhold

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature [Joint Owners]

Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available at www.proxyvote.com

M51872-P32040

DOUBLELINE OPPORTUNISTIC CREDIT FUND

PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Opportunistic Credit Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ronald R. Redell, Susan Nichols, Earl A. Lariscy, Louis C. Lucido, and Keith T. Kirk, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Pacific Time, February 28, 2013 at the Omni Hotel & Resorts, 251 South Olive Street, Los Angeles, California 90012, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.